American Century World Mutual Funds, Inc. Summary Prospectus and Prospectus Supplement International Opportunities Fund

Supplement dated May 31, 2014 ■ Summary Prospectus and Prospectus dated April 1, 2014

The following replaces the Portfolio Managers section of the summary prospectus and on page 5 of the prospectus.

Portfolio Managers

Mark S. Kopinski, Co-Chief Investment Officer Global and Non-U.S. Equity, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2008.

Trevor Gurwich, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2005, after previously being on the team from 2001 to 2002.

The following replaces The Fund Management Team section on page 9 of the prospectus.

The Fund Management Team

The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for a fund as they see fit, guided by the fund’s investment objective and strategy.

The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.

Mark S. Kopinski

Mr. Kopinski, Co-Chief Investment Officer Global and Non-U.S. Equity, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2008. He rejoined American Century Investments in 1997 as a portfolio manager. He has a bachelor’s degree in business administration from Monmouth College and a master’s degree in Asian studies from the University of Illinois.

Trevor Gurwich

Mr. Gurwich, Vice President and Portfolio Manager, rejoined the team that manages the fund in 2005. He previously was a member of the team from 2001 until 2002. He joined American Century Investments in 1998 and became a portfolio manager in 2001. He has a bachelor’s degree in international relations from the University of Pennsylvania, a bachelor’s degree in economics from The Wharton School at the University of Pennsylvania and an MBA in finance and investment management from Columbia University.

The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.

©2014 American Century Proprietary Holdings, Inc. All rights reserved.

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